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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 3, 2004
                               (OCTOBER 29, 2004)

                                  QUOVADX, INC.
             (Exact name of Registrant as Specified in its Charter)



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
         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

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         6400 S. FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD CO 80111
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 488-2019



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 29, 2004, the Company paid to Mr. Keating a bonus in the amount of $23,345 for achieving the objectives set forth in sections B.1 and B.2 of the bonus plan described below.

     On December 2, 2004, the Compensation Committee of the Board of Directors of Quovadx, Inc., a Delaware corporation (the "Registrant," "Company," or "Quovadx") ratified a bonus plan for Melvin L. Keating, the Company's Acting Chief Financial Officer, which had been informally approved on October 23, 2004, as follows:

     A. Bonus target of up to 25% of current $280,000 salary (the "Bonus"). Bonus payments tied to specific accounting objectives would be paid at the end of the quarter during which objectives are accomplished. An assessment regarding the additional payments tied to improvements in the financial condition of the Company will be made by the earlier of December 31, 2004 or the termination of the original contract. In either case, any such payments, if earned, will be made immediately after the assessment is made.

     B. 50% of that Bonus would be tied to three specific accounting objectives in equal amounts:

           1.   the filing of the 1st quarter 10-Q report

           2.   the filing of the 2nd quarter 10-Q report

           3. Completion of the Sarbanes-Oxley 404 certification process with a timely sign-off by Ernst & Young LLP, the Company's independent registered public accounting firm, no later than December 31, 2004

     C. 50% of the Bonus (calculation of this portion of the Bonus will be prorated for length of service) would be tied to steps taken to stabilize the financial condition of the Company and return Quovadx to sound financial health, including but not limited to: work with the SEC on the current investigation of the Company, negotiations regarding the Company's listing on NASDAQ, implementation of cost management programs, cash management (including procurement of new capital or sale of assets), restoring the integrity of the Company's revenue through the establishment of review procedures for revenue recognition processes, consolidation of the Company's real estate assets, identification and hiring of a new finance team, and providing support as necessary to Harvey A. Wagner, the Company's President and Chief Executive Officer.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUOVADX, INC.

Date: December 3, 2004
                                                     /S/ LINDA K. WACKWITZ
                                                     ---------------------------
                                                     Linda K. Wackwitz
                                                     Assistant Secretary